                                                               Exhibit 24

                               POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JOE L. ALLBRITTON              Chairman of                 March 11, 1998
--------------------------          the Board                ------------------
Joe L. Allbritton (Signature)       (Capacity)                     (Date)





















                                     1 of 9

                               POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ TIMOTHY C. COUGHLIN              Director                  March 11, 1998
--------------------------                                   ------------------
Timothy C. Coughlin (Signature)     (Capacity)                      (Date)





















                                     2 of 9

                              POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ROBERT L. ALLBRITTON              Director                  March 12, 1998
--------------------------                                   ------------------
Robert L. Allbritton (Signature)     (Capacity)                     (Date)





















                                     3 of 9

                              POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JOHN M. FAHEY JR.                 Director                  March 13, 1998
--------------------------                                   ------------------
John M. Fahey, Jr. (Signature)       (Capacity)                     (Date)





















                                     4 of 9

                              POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ LAWRENCE I. HEBERT                Director                  March 12, 1998
--------------------------                                   ------------------
Lawrence I. Hebert (Signature)       (Capacity)                     (Date)





















                                     5 of 9

                              POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ STEVEN B. PFEIFFER                Director                  March 16, 1998
--------------------------                                   ------------------
Steven B. Pfeiffer (Signature)       (Capacity)                     (Date)





















                                     6 of 9

                              POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ROBERT L. SLOAN                Vice Chairman                March 12, 1998
--------------------------          of the Board             ------------------
Robert L. Sloan (Signature)          (Capacity)                     (Date)





















                                     7 of 9

                              POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/JACK VALENTI                       Director                  March 16, 1998
--------------------------                                   ------------------
Jack Valenti (Signature)             (Capacity)                     (Date)





















                                     8 of 9

                              POWER OF ATTORNEY

     Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1997, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/EDDIE N. WILLIAMS                  Director                  March 12, 1998
--------------------------                                   ------------------
Eddie N. Williams (Signature)        (Capacity)                     (Date)





















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